UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 6, 2015

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Dominion’s Annual Meeting of Shareholders that was held on May 6, 2015, shareholders approved an amendment to Dominion’s Bylaws to lower the number of outstanding shares of Dominion common stock required to call a special meeting from one-third to 25%.  The amendment is more fully described in Dominion’s 2015 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2015.  The voting result of the amendment presented for shareholder approval is included in Item 5.07 of this Form 8-K.

The foregoing is a brief description of the amendment to Dominion’s Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws which are filed herewith as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 6, 2015.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors for a one-year term or until next year’s annual meeting:   William P. Barr, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell II, John W. Harris, Mark J. Kington, Pamela J. Royal, Robert H. Spilman, Jr., Michael E. Szymanczyk, and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote

William P. Barr	370,376,729	5,984,136	1,390,566	90,122,229
Helen E. Dragas	372,870,563	3,425,561	1,455,309	90,122,227
James O. Ellis, Jr.	374,396,128	1,986,142	1,369,162	90,122,228
Thomas F. Farrell II	367,938,694	7,648,144	2,164,596	90,122,226
John W. Harris	311,224,908	65,112,073	1,412,341	90,124,338
Mark J. Kington	370,040,419	6,285,202	1,425,816	90,122,223
Pamela J. Royal	373,313,052	2,985,166	1,453,223	90,122,219
Robert H. Spilman, Jr.	370,198,369	6,139,810	1,413,256	90,122,225
Michael E. Szymanczyk	373,070,495	3,288,195	1,392,743	90,122,227
David A. Wollard	367,056,697	9,293,886	1,400,843	90,122,234

The appointment of Deloitte & Touche LLP as our independent auditors for 2015 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
462,863,810	3,568,272	1,441,578

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
322,987,261	51,250,892	3,512,439	90,123,068

Shareholders approved an amendment to the Bylaws amending Article IV.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
371,087,111	3,399,020	3,264,587	90,122,942

A shareholder proposal requesting the Company permit shareholders to act by written consent was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
139,282,101	234,630,280	3,837,724	90,123,555

A shareholder proposal requesting the Company to be open and honest about the costs and risks of new nuclear construction was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
7,687,805	355,448,324	14,614,474	90,123,057

A shareholder proposal requesting the Company to provide a report on methane emissions was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
83,846,543	251,924,864	41,977,883	90,124,370

A shareholder proposal requesting the Company to include sustainability as a performance measure for executive compensation was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
17,855,351	344,384,595	15,510,648	90,123,066

A shareholder proposal requesting the Company to provide a report on the financial risks to Dominion posed by climate change was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
84,322,276	273,806,955	19,620,064	90,124,365

A shareholder proposal requesting the Company adopt quantitative goals for reducing greenhouse gas emissions was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
20,909,993	337,138,200	19,702,369	90,123,098

A shareholder proposal requesting the Company to provide a report on environmental and climate change impacts of bioenergy was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
78,829,431	280,189,465	18,730,371	90,124,393

Item 9.01 Financial Statements and Exhibits

Exhibit
3.1	Bylaws, amended and restated, effective May 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/Carter M. Reid
Carter M. Reid Senior Vice President, Chief Administrative & Compliance Officer and Corporate Secretary

Date:  May 6, 2015